SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – April 23, 2018

(Date of earliest event reported)

honeywell international inc.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

115 Tabor Road, Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Honeywell International Inc. (the “Company”) held its Annual Meeting of Shareowners on April 23, 2018. The following matters set forth in our Proxy Statement dated March 8, 2018, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.

1.	The nominees listed below were elected directors with the respective votes set forth opposite their names:

	For	%	Against	%	Broker Non Votes
Darius Adamczyk	559,780,926	96.38%	21,005,359	3.62%	87,204,292
Duncan B. Angove	572,476,266	98.57%	8,310,019	1.43%	87,204,292
William S. Ayer	568,094,045	97.81%	12,692,240	2.19%	87,204,292
Kevin Burke	574,427,229	98.91%	6,359,056	1.09%	87,204,292
Jaime Chico Pardo	559,637,588	96.36%	21,148,697	3.64%	87,204,292
D. Scott Davis	562,086,011	96.78%	18,700,274	3.22%	87,204,292
Linnet F. Deily	562,352,625	96.83%	18,433,660	3.17%	87,204,292
Judd Gregg	573,422,943	98.73%	7,363,342	1.27%	87,204,292
Clive Hollick	560,050,015	96.43%	20,736,270	3.57%	87,204,292
Grace D. Lieblein	568,668,368	97.91%	12,117,917	2.09%	87,204,292
George Paz	572,506,188	98.57%	8,280,097	1.43%	87,204,292
Robin L. Washington	572,938,273	98.65%	7,848,012	1.35%	87,204,292

2.	The voting results on a non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2018 proxy statement are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
533,200,085	91.81%	42,036,344	7.24%	5,549,856	0.96%	87,204,292

3.	The shareowners approved the appointment of Deloitte & Touche LLP as independent accountants for 2018. The voting results are set forth below:

For	%	Against	%	Abstain	%
661,019,051	98.96%	5,091,299	0.76%	1,880,227	0.28%

4.	The shareowners approved the management proposal to reduce the ownership threshold required to call a special meeting of shareowners. The voting results are set forth below (percentages based on the issued and outstanding shares of Common Stock):

For	%	Against	%	Abstain	%	Broker Non Votes
567,405,301	75.81%	10,522,930	1.40%	2,858,054	0.38%	87,204,292

5.	The shareowners did not approve the shareowner proposal regarding independent board chairman. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
96,432,942	16.60%	480,517,038	82.74%	3,836,305	0.66%	87,204,292

6.	The shareowners did not approve the shareowner proposal regarding report on political lobbying payments and policy. The voting results are set forth below:

For	%	Against	%	Abstain	%	Broker Non Votes
230,395,496	39.67%	336,155,673	57.88%	14,235,116	2.45%	87,204,292

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2018	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Anne T. Madden
Anne T. Madden
Senior Vice President, General Counsel and Corporate Secretary